UPHOLDINGS® Compound Kings ETF
Schedule of Investments
June 30, 2022 (Unaudited)

Shares		Value
COMMON STOCKS - 99.5%
Activities Related to Credit Intermediation - 10.7%
1,089	Mastercard, Inc.	$343,558
1,524	PayPal Holdings, Inc. (a)	106,436
1,766	Visa, Inc.	347,708
		797,702
Business Support Services - 2.3%
627	Moody’s Corp.	170,525

Communications Equipment Manufacturing - 3.0%
1,629	Apple, Inc.	222,717

Computer Systems Design and Related Services - 10.3%
1,611	ServiceNow, Inc. (a)	766,063

Data Processing, Hosting, and Related Services - 4.6%
16,437	Dropbox, Inc. (a)	345,013

Electronic Shopping and Mail-Order Houses - 12.2%
5,648	Amazon.com, Inc. (a)	599,874
4,259	Etsy, Inc. (a)	311,801
		911,675
Information Services - 26.3% (b)
287	Alphabet, Inc. (a)	625,448
4,657	Meta Platforms, Inc. (a)	750,941
1,551	Netflix, Inc. (a)	271,223
17,118	Pinterest, Inc. (a)	310,863
		1,958,475
Insurance Carriers - 2.5%
688	Berkshire Hathaway, Inc. (a)	187,838

Medical Equipment and Supplies Manufacturing - 2.1%
661	Align Technology, Inc. (a)	156,439

Software Publishers - 24.6%
212	Adobe, Inc. (a)	77,605
42,647	Adyen N.V. ADR (a)(c)	623,073
600	Autodesk, Inc. (a)	103,176
3,571	Datadog, Inc. (a)	340,102
9,564	Dlocal Ltd. ADR (a)(c)	251,055
156	Fair Isaac Corp. (a)	62,540
209	Microsoft Corp.	53,677
8,128	Roblox Corp. (a)	267,086
420	Snowflake, Inc. (a)	58,404
		1,836,718
Travel Arrangement and Reservation Services - 0.9%
757	Airbnb, Inc. (a)	67,434
	TOTAL COMMON STOCKS (Cost $9,801,598)	7,420,599

	TOTAL INVESTMENTS (Cost $9,801,598) - 99.5%	7,420,599
	Other Assets in Excess of Liabilities - 0.5%	36,882
	TOTAL NET ASSETS - 100.0%	$7,457,481

Percentages are stated as a percent of net assets.
ADR - American Depository Receipt
(a)	Non-Income producing security.
(b)	For purposes of the Fund’s compliance with its concentration limits, the Fund uses various sub-classifications and none of the Fund’s holdings in the sub-classifications exceed 25% of the Fund’s total assets.
(c)	Foreign Issued Security.

UPHOLDINGS® COMPOUND KINGS ETF

SIGNIFICANT ACCOUNTING POLICIES

Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If on a particular day an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2022, the Fund did not hold “fair valued” securities.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of the Fund’s investments as of June 30, 2022:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
UPHOLDINGS® Compound Kings ETF
Assets*
Common Stocks	$7,420,599	$-	$-	$7,420,599
Total Investments in Securities	$7,420,599	$-	$-	$7,420,599

*	For further detail on each asset class, see the Schedule of Investments

During the fiscal period ended June 30, 2022, there were no transfers between Levels 1 and 3 during the reporting period. Below is a reconciliation that details the activity of securities classified as Level 3 during the period ended June 30, 2022.

UPHOLDINGS® Compound Kings ETF
Rights
Value, Beginning of Period	$16,272
Purchases	-
Proceeds from Sales	(5,284)
Net Realized Gains (Losses)	-
Return of Capital	-
Change in Unrealized Appreciation (Depreciation)	(10,988)
Transfers In/(Out) of Level 3	-
Value, End of Period	-